UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2020

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Chemours Company (the “Company”) held its annual meeting of shareholders on April 28, 2020 (the “Annual Meeting”).

At the Annual Meeting, shareholders:

•	elected all nine director nominees to serve a one-year term;
•	approved the Company’s annual “say-on-pay” vote on an advisory basis;
•	ratified PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020; and
•	voted against the shareholder proposal.

The final voting results for each proposal were as follows:

Proposal 1 – Election of Directors to Serve One-Year Term

Nominee	For	Against	Abstain	Total	Broker Non-Votes
Curtis V. Anastasio	115,011,915 (99.21%)	686,897	232,944	115,931,756	27,709,175
Bradley J. Bell	114,615,168 (98.86%)	1,082,595	233,993	115,931,756	27,709,175
Richard H. Brown	114,724,801 (98.96%)	982,581	224,373	115,931,755	27,709,176
Mary B. Cranston	114,574,816 (98.83%)	1,136,231	220,709	115,931,756	27,709,175
Curtis J. Crawford	114,122,805 (98.44%)	1,585,300	223,648	115,931,753	27,709,178
Dawn L. Farrell	114,639,856 (98.89%)	1,065,847	226,052	115,931,755	27,709,176
Erin N. Kane	114,720,121 (98.96%)	993,965	217,669	115,931,755	27,709,176
Sean D. Keohane	114,705,616 (98.94%)	1,003,865	222,269	115,931,750	27,709,181
Mark P. Vergnano	115,075,817 (99.26%)	647,411	208,525	115,931,753	27,709,178

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Total	Broker Non-Votes
109,513,548 (94.46%)	5,829,514	588,686	115,931,748	27,709,183

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Total	Broker Non-Votes
142,171,502 (98.98%)	1,057,598	411,831	143,640,931	n/a

Proposal 4 – Shareholder Proposal for a Board Advisory Position

For	Against	Abstain	Total	Broker Non-Votes
4,043,867 (3.49%)	111,144,957	742,915	115,931,739	27,709,192

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial
Officer and Treasurer

Date:	April 29, 2020